Acquisition (Tables)	12 Months Ended
Dec. 31, 2024
Business Combination [Abstract]
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net	The following table discloses the effect of the change in the ownership interest between us and the previous noncontrolling interest:

Year Ended December 31, 2023
Net income attributable to Kimberly-Clark Corporation	$1,764
Increase in Kimberly-Clark Corporation's additional paid-in capital for purchase of the remaining shares of Thinx(a)	87
Change in net income attributable to Kimberly-Clark Corporation and transfer to noncontrolling interests	$1,851
(a) The acquisition of the remaining ownership of Thinx was recorded as a reduction in Redeemable Preferred Securities of Subsidiaries of $234, an increase to retained earnings of $52, an increase to additional paid-in capital of $87, and a reduction of cash of $95.